UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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ProUroCare Medical Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ProUroCare Medical Inc.
6440 Flying Cloud Dr., Suite 101
Eden Prairie, MN 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2011

TO THE STOCKHOLDERS OF PROUROCARE MEDICAL INC.:

ProUroCare Medical Inc. will hold its Annual Meeting of Stockholders at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402, on Tuesday, August 9, 2011 at 3:30 p.m. local time, or at any adjournment or adjournments thereof.  We are holding the meeting for the following purposes:

1.	To elect seven directors to our Board of Directors;

2.	To ratify the Audit Committee’s selection of our independent registered public accounting firm for fiscal 2011; and

3.	To transact any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of our common stock at the close of business on June 21, 2011 will be entitled to vote at the meeting or any adjournments thereof.  Election of directors requires the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting.  Adoption of each of our other proposals requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of our 2010 Annual Report is enclosed.

You can vote your shares by completing and returning a proxy card.  Most stockholders can also vote over the Internet or by telephone.  If the Internet and telephone voting are available to you, you can find voting instructions in the materials accompanying the proxy statement.  You can help us save money by voting over the Internet or by telephone.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the enclosed proxy statement.

By Order of the Board of Directors,

/s/ David F. Koenig

David F. Koenig
Secretary

July 6, 2011

PROUROCARE MEDICAL INC.
6440 Flying Cloud Dr., Suite 101
Eden Prairie, MN 55344

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 9, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ProUroCare Medical Inc. (“ProUroCare,” the “Company,” “we,” “our” or “us”) to be used at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 9, 2011, for the purpose of considering and taking appropriate action with respect to the following:

1.	The election of seven directors to our Board of Directors;

2.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for fiscal 2011; and

3.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

This Proxy Statement and the enclosed proxy card are first being mailed or delivered to stockholders on or about July 6, 2011.

Proxies

Only holders of record of our common stock at the close of business on June 21, 2011 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournments thereof. There were 16,238,526 shares of our common stock outstanding on the Record Date.  Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.  A quorum, consisting of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon.  The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each of the nominees for director.  The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for ratification and approval of each of (i) the appointment of Baker Tilly as independent registered public accounting firm for fiscal 2011 and (ii) the approval of any other matters to be considered at the Annual Meeting.  For purposes of the vote on the proposals listed above or any other matters to be considered at the Annual Meeting, abstentions will be counted as votes entitled to be cast on these matters and will have the effect of a vote against such matters.  If you hold your shares in street name and do not provide voting instructions to your broker, they will be counted as present at the meeting for the purpose of determining a quorum, but those shares are considered to be "uninstructed." New York Stock Exchange (“NYSE”) rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. The applicable NYSE rules permit brokers to exercise discretion to vote uninstructed shares with respect to the proposal to ratify the appointment of Baker Tilly as our independent registered public accounting firm for fiscal 2011. The rules do not permit member brokers to exercise discretion on the proposal to elect directors.

Each stockholder who signs and returns a proxy card in the form enclosed with this Proxy Statement may revoke the proxy at any time prior to its use by giving notice of such revocation to our Secretary in writing, in open meeting or by executing and delivering a new proxy card to our Secretary.  Unless so revoked, the shares represented by each proxy card will be voted at the Annual Meeting and at any adjournments thereof. Presence at the Annual Meeting of a stockholder who has signed a proxy does not alone revoke that proxy.

All shares entitled to vote and represented by properly completed proxies received prior to this meeting and not revoked at the meeting will be voted at the meeting in accordance with your indications.  If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted as the Board of Directors recommends.  If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

The Board of Directors unanimously recommends that you vote “FOR” the election of seven director nominees named in this Proxy Statement and “FOR” the ratification of Baker Tilly as our independent registered public accounting firm for fiscal 2011.

While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

Voting Procedures

You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

• To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

• To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction form as instructed by your broker, bank or other agent to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.  You may also request a legal proxy at www.shareholdermaterial.com/pumd.

Cost of Proxy Distribution and Solicitation

Our Board of Directors has sent you this Proxy Statement.  The Company will bear the cost of preparing, assembling and mailing the proxy statement, proxy card, 2010 Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by us for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, our officers and regular employees may solicit proxies personally, by telephone, by telegram or by special letter.  No additional compensation will be paid for such employee solicitation.

Annual Report

An Annual Report of the Company setting forth the Company’s activities and containing financial statements of the Company for the fiscal year ended December 31, 2010 accompanies this Notice of Annual Meeting and Proxy Statement.  Stockholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including financial statements schedules and amendments thereto, as filed with the Securities and Exchange Commission (the “SEC”), by writing to: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, Attention: Chief Financial Officer, or by calling the Company at (952) 476-9093.

CORPORATE GOVERNANCE

Director Independence

Each of Messrs. Chambers, Getlin, Koenig, Rudelius and Smith qualifies as an “independent director,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing rules.  As an executive officer of the Company, Mr. Carlson does not qualify as an “independent director.”  In addition, our Board has determined that due to his beneficial ownership of our securities, Mr. Davis does not qualify as independent.

Attendance at Meetings

In addition to committee meetings, during fiscal 2010, the Board held seven meetings.  Each director attended more than 75 percent of the meetings of the Board and its committees on which the director served.  It is the Company’s policy that all Board members be in attendance at the Annual Meeting of Stockholders.  All Board members except Mr. Rudelius were in attendance at the 2010 Annual Meeting.

Code of Ethics

We have adopted a Code of Ethics that apply to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A current copy of the Code of Ethics is available on our website at http://www.prourocare.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the SEC rules or, to the extent permitted, the NASDAQ rules. A current copy of the Code of Ethics may also be obtained, without charge, upon written request directed to us at: ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Board Leadership Structure

The Board believes it is important to maintain flexibility in its board leadership structure and, therefore, has not mandated either the combination or separation of the positions of Chairman of the Board and Chief Executive Officer ("CEO").  Given the demanding nature of the Chairman and CEO positions, the Board believes that it is appropriate to have two different persons occupying each role.  In late 2006 and early 2007, the Company reorganized its management and Board structure, and named our current CEO as “Acting Chairman of the Board” until such time as a qualified independent Chair of the Board can be identified and elected.  The Board continues to actively search for a highly qualified independent person to join the Board who has the potential to become Chairman.

Board Committees

The Board of Directors has three standing committees:

•	The Governance and Nominating Committee, the members of which are Robert Rudelius (Chair) and Michael Chambers.

•	The Compensation Committee, the members of which are David Koenig (Chair), James Davis and Scott Smith.

•	The Audit Committee, the members of which are Scott Smith (Chair) and Robert Rudelius.

Each committee has a charter governing their duties and obligations to the full Board and our stockholders that was approved by our Board of Directors, a current copy of which is available on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.” The members of each of these committees qualify as “independent directors,” except for Mr. Davis.

Board Involvement in Risk Oversight

The Company's management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company's risk exposures on a day-to-day basis. The Board's responsibility is to monitor the Company's risk management processes concerning the Company's material risks and evaluating whether management has reasonable controls in place to address the material risks.  The Board has played, and continues to play, a very active role in providing on-going oversight to management in identifying and managing the material risks the Company faces.

While the Board periodically reviews and discusses the overall risks the Company faces, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management's processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls.  In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation, non-employee director compensation, and compensation generally. The Governance and Nominating Committee of the Board oversees risks associated within its areas of responsibility and periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

We believe that the Board's role in risk oversight of the Company is consistent with the Company's leadership structure and stage of development, with the Board and its committees working closely with the officers of the Company to provide oversight in assessing and managing the Company's risk exposure.

Governance and Nominating Committee

Our Governance and Nominating Committee’s responsibilities include:

-	assessing the adequacy of the Company’s governance policies and proposing to the Board any amendments thereto as the Committee deems necessary or appropriate;

-	investigating any potential conflict of interest between a director, executive officer or employee of the Company, on the one hand, and the Company, on the other;

-	leading the development of best practices regarding corporate governance and shaping the corporate governance of the Company;

-	establishing, at the request of the Board, the Company’s policy on Board diversity;

-	providing risk oversight, in conjunction and consultation with the Audit Committee;

-	recommending a Board size and composition that the Committee determines is best suited to fulfilling the Board’s responsibilities;

-
identifying individuals believed to be qualified to become Board members in accordance with the nominating criteria set forth under the caption “Director Nominations” and recommending to the Board the nominees to stand for election as directors at the Annual Meeting of stockholders or, if applicable, at a special meeting of stockholders;

-	evaluating nominees for director appropriately recommended by stockholders;.

-	leading the Board in conducting its annual review of the Board’s performance; and

-	assisting the Board in determining director independence under applicable laws, rules and regulations.

Our Governance and Nominating Committee is authorized to retain advisors and consultants, and to compensate them for their services.

Our Governance and Nominating Committee met six times during 2010.

Compensation Committee

Our Compensation Committee’s responsibilities include:

-
periodically reviewing the Company’s compensation philosophy and the design of its compensation programs to ensure competitiveness, attract and retain talented management and Directors, and align motivation and interests of key leadership with long-term interests of the shareholders;

-
establishing, administering, overseeing, and approving amendments to, and managing the costs of, the Company’s incentive compensation plans, deferred compensation plans, retirement plans, and stock-based compensation plans and recommend to the Board the adoption of new stock plans as the Committee determines;

-	recommending to the Board a compensation and benefits package, including awards under the Stock Plans, if applicable, that will attract and retain qualified Directors;

-	establishing and reviewing the CEO’s management objectives, conducting the CEO’s performance evaluation and communicating outcomes to the Board;

-
reviewing and approving, for the CEO and the other executive officers and senior managers of the Company, when and if appropriate, employment agreements, severance agreements, change in control provisions/agreements and any severance or similar termination payments proposed to be made to any current or former executive officer of the Company; and

-
in consultation with senior management, overseeing regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility.

Our Compensation Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain and terminate counsel, compensation consultants and other experts or consultants and specify the duties and responsibilities they are to perform, upon unanimous vote by the members of the Committee.

Our Compensation Committee met seven times during 2010.

Audit Committee

Our Audit Committee’s responsibilities include:

-	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

-	overseeing the work of our independent registered public accounting firm, including reviewing certain reports required to be made by the independent registered public accounting firm;

-	overseeing the work of our internal auditor, including approving the internal audit annual plan submitted by the internal auditor;

-	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

-	monitoring our internal control over financial reporting, disclosure controls and procedures, code of business conduct and code of ethics; and

-	meeting independently with our internal auditing staff, the independent registered public accounting firm and management.

Our Audit Committee is authorized to retain independent legal, accounting and other advisors, and compensate them for their services.

Our Board of Directors has established a two-member Audit Committee that currently consists of Messrs. Smith (the Chairman) and Rudelius.  The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.prourocare.com under the heading “Investors” and subheading “Corporate Governance.”

The Board of Directors has determined that Mr. Smith is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.  Mr. Smith was an Audit Partner for Arthur Andersen and is a Certified Public Accountant and a Certified Management Accountant.  Both members of the Audit Committee qualify as “independent directors,” as such term is defined in Section 5000(a)(19) of the NASDAQ listing standards.  Moreover, the board of directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements.

Our Audit Committee met five times during 2010.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2010 with management and with the Company’s independent registered accounting firm, Baker Tilly. The Audit Committee has discussed with Baker Tilly the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from Baker Tilly required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly its independence. In addition to the information provided by Baker Tilly, the Audit Committee considered the level of non-audit services provided by Baker Tilly in determining that they were independent.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2010 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

Submitted by the members of the Audit Committee:

Scott E Smith (Chair)

Robert J. Rudelius

Director Nominations

The process followed by our Governance and Nominating Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our Governance and Nominating Committee and our Board of Directors.

In considering whether to recommend any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, our Governance and Nominating Committee considers the criteria set forth in our Governance and Nominating Committee Charter, which is available on our website under the heading “Investors” and subheading “Corporate Governance.”  These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, commitment to participate as a director and conflicts of interest that would impair such candidate’s ability to act in the interests of all stockholders. Our Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.  While there is no specific policy concerning Board diversity, qualified candidates are considered without regard to race, color, religion, sex, ancestry, national origin or disability.  Our Governance and Nominating Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Governance and Nominating Committee for consideration as potential director candidates by submitting the name, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5 percent of our common stock for at least a year as of the date the recommendation is made, to the Governance and Nominating Committee, ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344.

Assuming that appropriate biographical and background material has been provided on a timely basis, our Governance and Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process and considering the same criteria, as it follows for candidates submitted by others. If our Board of Directors decides to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next Annual Meeting.

No candidates for director nominations were submitted by stockholders in connection with the 2011 Annual Meeting.

Stockholder Communications with Directors

Our Board has established several means for stockholders and others to communicate with our Board of Directors. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairperson of the Audit Committee, Mr. Smith, in care of our Secretary at 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairperson of the Governance and Nominating Committee, Mr. Rudelius, in care of our Secretary at the address listed above. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address listed above. All stockholder communications will be forwarded to the applicable director(s).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 14, 2011, by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days of June 11, 2011.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.  Unless otherwise indicated, the address of each of the following persons is 6440 Flying Cloud Drive, Suite 101, Eden Prairie, MN 55344.

Name	Shares Beneficially Owned	Percent of Class
Richard C. Carlson(1)	160,850	1.0
Michael Chambers(2)	230,237	1.4
James L. Davis (3)	3,728,029	21.4
Lawrence W. Getlin	0	0.0
David F. Koenig(4)	250,626	1.5
Robert J. Rudelius(5)	231,657	1.4
Scott E Smith(6)	257,274	1.4
Richard B. Thon(7)	74,666	*
All directors and officers as a group (7 total)(8)	4,933,339	27.3
Seaside 88, LP(9)	1,400,000	8.6
Jack Petersen(10)	1,088,236	6.5
Armen Sarvazyan(11)	1,077,485	6.6
William S. Reiling(12)	1,070,320	6.5
Mike Hanson(13)	889,936	5.3

*Less than one percent.

(1)	Includes direct holdings of 850 shares of common stock and currently exercisable options to purchase 160,000 shares of common stock.

(2)
Includes direct holdings of 126,297 shares of common stock, currently exercisable options to purchase 20,164 shares of common stock and currently exercisable warrants to purchase 83,776 shares of common stock.

(3)
Includes the following directly held shares and immediately exercisable warrants and convertible notes: 2,359,020 shares of common stock, currently exercisable options to purchase 20,164 shares of common stock and warrants to purchase 1,022,203 shares of common stock.  Shares beneficially owned also include the following shares and immediately exercisable warrants held by Davis & Associates Inc., 401K PSP, of which Mr. Davis has sole voting power: 94,964 shares of common stock and warrants to purchase 111,014 shares of common stock.  Shares beneficially owned also include the following shares and currently exercisable warrants held by Davis & Associates Inc., of which Mr. Davis has sole voting power: 57,482 shares of common stock and warrants to purchase 63,182 shares of common stock.

(4)
Includes direct holdings of 154,644 shares of common stock, currently exercisable warrants to purchase 50,000 shares of common stock and currently exercisable options to purchase 17,535 shares of common stock. Also includes 1,875 shares held by Clinical Network Management Corp. and 26,572 shares held by Clinical Network, Inc. with respect to each of which Mr. Koenig is an officer and minority owner.

(5)
Includes direct holdings of 86,804 shares of common stock, warrants to purchase 43,986 shares of common stock and currently exercisable options to purchase 39,535 shares of common stock.  Also includes 34,756 shares of common stock and currently exercisable warrants to purchase 26,756 share of common stock held by Noble Ventures, of which Mr. Rudelius is an officer and the managing director.

(6)	Includes direct holdings of 148,264 shares of common stock, warrants to purchase 69,475 shares of common stock and currently exercisable options to purchase 39,535 shares of common stock.

(7)	Includes currently exercisable directly held options to purchase 74,666 shares of common stock.

(8)	Includes Messrs. Carlson, Chambers, Davis, Koenig, Rudelius, Smith and Thon.

(9)	Includes direct holdings of 1,400,000 shares of common stock. The address of Seaside 88, LP is 750 Ocean Royale Way, Suite 805, Juno Beach, FL 33408.

(10)
Shares beneficially owned include 618,656 directly held shares, immediately exercisable warrants to purchase 238,810 shares, and a promissory note that is immediately convertible into 230,770 shares.  The address of Mr. Petersen is 415 Knollwood Rd., Ridgewood, NJ 07450.

(11)
Includes direct holdings of 937,099 shares of common stock.  Also includes 122,386 shares of common stock and currently exercisable warrants to purchase 18,000 shares of common stock held by Artann Laboratories Inc., of which Dr. Sarvazyan is an officer and minority owner. The address of Dr. Sarvazyan is 1753 Linvale Harbourton Rd., Lambertville, NJ 08530.

(12)
Shares beneficially owned include 812,689 directly held shares and immediately exercisable warrants to purchase 257,631 shares.  The address of Mr. Reiling is 4351 Gulf Shore Blvd. North, Unit 6 North, Naples, FL 34103.

(13)
Shares beneficially owned include 470,009 shares of common stock and currently exercisable warrants to purchase 419,927 shares of common stock, all held directly.  The address of Mr. Hanson is 7624 Mississippi Lane, Brooklyn Park, MN 55444.

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require our directors, executive officers and holders of more than 10 percent of our common stock to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission.  Based on the Section 16 reports filed by our directors, executive officers and greater than 10 percent beneficial owners, and written representations of our directors and executive officers, we believe there were no late or inaccurate filings for transactions occurring during 2010, except as follows:

Name	Number of Late Reports	Number of Transactions Reported Late
Michael Chambers	1	1
James Davis	1	1
David Koenig	1	1
Robert Rudelius	1	1
Scott Smith	1	1

Certain Relationships and Related Transactions

Bank guarantee consideration:

On March 19, 2009, pursuant to guaranties by director James Davis and William Reiling, a greater than 5% shareholder at the time of the transaction, relating to the Company’s renewal of its $1,200,000 Crown Bank promissory note, the Company issued an aggregate 66,667 shares of its common stock as consideration to each of Messrs. Davis and Reiling for the first six months of the loan term.  On June 25, 2010 the Company issued 66,666 shares of common stock as consideration to each of Messrs. Davis and Reiling for the last six months of the loan term.  The shares issued to each were valued at $33,333 based on the fair market value on the date of the guarantees received.

Pursuant to guaranties relating to the Company’s June 28, 2010 renewal of $900,000 of its Crown Bank promissory note, on July 12, 2010 and April 21, 2011, the Company issued 65,555 and 30,000 shares of its common stock, respectively, to each of Messrs. Davis and Reiling.  The aggregate 95,555 shares issued to each guarantor were valued at $183,944 based on the fair market value on the dates of the loan guarantees.

On April 15, 2011, the Company modified the $900,000 Crown Bank promissory note to extend the maturity date to September 28, 2011.  Pursuant to guaranties for the six-month loan extension, on April 21, 2011, the Company issued 83,333 shares of its common stock to each of Messrs. Davis and Reiling.  The shares issued to each guarantor were valued at $83,333 based on the fair market value on the date of the loan extension.

Payment of directors’ fees in stock in lieu of cash:

Since January 1, 2010, the Company’s Directors have agreed to accept shares of the Company’s common stock in lieu of cash for directors’ fees.  In each instance, the number of shares was determined based on the closing fair market value on the date the Board of Directors approved the payment.  Issuances pursuant to this arrangement included the following:

-	On July 1, 2010, 22,762 shares were issued as payment for $36,416 of directors’ fees accrued from January 1, 2010 to June 30, 2010.

-	On October 12, 2010, 10,917 shares were issued as payment of $17,250 of directors’ fees accrued from July 1, 2010 through September 30, 2010.

-	On February 8, 2011, 12,379 shares were issued as payment for $12,500 of director’s fees accrued from October 1, 2010 through December 31, 2010.

-	On April 14, 2011, 36,669 shares were issued as payment for $19,250 of director’s fees accrued from January 1, 2011 through March 31, 2011.

Other transactions:

The Company engaged Larry Getlin, who later was elected to the Board of Directors, to perform consulting services from time to time in the area of regulatory affairs.  Consulting fees earned by Mr. Getlin were $12,900 and $1,600 during the six month period ended June 30, 2011 and the year ended December 31, 2010, respectively.

On July 12, 2010 the Company issued 31,302 shares of common stock as consideration and interest to Mr. Davis pursuant to the terms of a $243,000 promissory note dated September 21, 2009.  The shares were valued at $44,605 based on the fair market value on the date of the loan.  On August 2, 2010, Mr. Davis applied the principal amount of the promissory note toward the exercise of 186,923 warrants in the Company’s 2010 Warrant Tender Offering.

On March 1, 2010, the Company’s Board of Directors awarded $12,000 to director David Koenig in recognition of his years of service as corporate secretary.  In addition, Mr. Koenig was engaged by the Board as a paid consultant to the Company to assist management with corporate financing.  In this role, Mr. Koenig was paid $4,000 per month from March to December 2010.  Mr. Koenig agreed to reduce the monthly cash fee paid to $2,000 per month effective January 1, 2011 through September 30, 2011 in exchange for $12,000 of the Company’s common stock.  Accordingly, on June 2, 2011, the Company’s Board of Directors approved the issuance of 11,112 shares to Mr. Koenig based on the fair market value on that date.

On June 11, 2010, the Company closed on a private placement of $885,000 of unsecured promissory notes (the “2010 Private Placement”).  Three directors participated in the 2010 Private Placement:  Mr. Davis purchased $182,000 of the notes, Mr. Koenig purchased $65,000 of the notes and Mr. Rudelius purchased $26,000 of the notes.  The Company paid interest in the form of warrants for the first 30 day period in which the notes were outstanding.  For every $13,000 original principal amount of notes, 10,000 warrants were issued.  The warrants have an exercise price of $1.30 per share, a three-year term and are immediately exercisable.  The Company may elect to redeem the warrants at any time after the last sales price of the Company’s common stock equals or exceeds $4.00 for 10 consecutive trading days.  On August 2, 2010, the entire amount of the notes were used as payment for the exercise of 140,000, 50,000 and 20,000 warrants by Mr. Davis, Mr. Koenig and Mr. Rudelius, respectively, pursuant to the Company’s 2010 Warrant Tender Offer.

On June 29, 2011, the Company held a first closing on a private placement of 10% secured, subordinated convertible notes offering.  Mr. Davis and Jack Petersen, a greater than 5% shareholder at the time of the transaction, each purchased $50,000 of the notes, and Mr. Getlin purchased $25,000 of the notes. The notes bear interest at 10% per annum, mature on September 15, 2013 and are convertible into shares of the Company’s common stock at a conversion price of $1.30 per share.

ELECTION OF DIRECTORS
(PROPOSAL ONE)

The Board of Directors currently consists of seven directors each of whom has been nominated by the Board of Directors for re-election by the stockholders.  If re-elected, each nominee has consented to serve as a director of the Company and to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified.  The number of director seats on the Board of Directors has been fixed at seven.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board of Directors recommends that you vote FOR the election of the seven nominated directors.  Proxies will be voted FOR the election of the seven nominees unless otherwise specified.

If for any reason any nominee shall be unavailable for election to the Board of Directors, the named proxies will vote for such other candidate or candidates as may be nominated by the Board of Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Director Nominees

The persons listed in the table below are directors, executive officers and/or affiliates of the Company, and the address for each person is c/o ProUroCare Medical Inc., 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344. There are no family relationships among our executive officers or directors.

Name	Age	Position
Richard C. Carlson	59	Chief Executive Officer and Acting Chairman of the Board
Michael Chambers	56	Director
James L. Davis s	66	Director
Lawrence W. Getlin	66	Director
David F. Koenig	70	Director
Robert J. Rudelius	55	Director
Scott E Smith	55	Director

Richard C. Carlson, Chief Executive Officer, Director since 2006 and Acting Chairman of the Board since 2007.  Mr. Carlson was hired as our Vice President of Marketing and Sales in January 2005, and was promoted to Chief Executive Officer in November 2006.  Prior to joining the Company, Mr. Carlson held several positions with SurModics, Inc., a company that provides surface modification solutions for medical device and biomedical applications, from 1998 to 2004, including Vice President of Marketing and Sales and Vice President of Strategic Planning.

We believe Mr. Carlson’s extensive experience marketing urology products with American Medical Systems and Boston Scientific is invaluable in developing market strategies for the Company’s products.

Michael Chambers, JD, Ph.D., Director since 2010.  Dr. Chambers currently serves as President and CEO of Swift Biotechnology, a company he co-founded in January 2010. Swift is commercializing early diagnostics for gynecological cancers through technology invented at the Mitchell Cancer Institute.  From 1999 through 2005, Dr. Chambers served as President and CEO of InnoRx Pharmaceuticals, a privately-held company specializing in drugs and drug delivery systems for ophthalmic diseases that he helped establish. He is also "of Counsel" to the law firm of Cabaniss Johnston, based in Birmingham, Alabama.  Dr. Chambers is a member of the Governance and Nominating Committee.

Dr. Chambers experience as an attorney, angel investor and medical products entrepreneur helps the Board address key issues it faces in intellectual property matters and global expansion opportunities.

James L. Davis, Director since 2010.  Mr. Davis is the President of Davis & Associates, Inc. which he founded more than 30 years ago. Davis & Associates represents the leading edge lighting and controls manufacturers, providing lighting and controls solutions for customers in the upper Midwest.  Mr. Davis is a member of the board of directors of Cachet Financial Solutions, a leading provider of remote deposit capture (RDC) solutions for financial institutions and their customers. Mr. Davis is a member of the Compensation Committee.

Mr. Davis brings to the Board extensive experience as a successful independent business owner and an active investor in entrepreneurial companies. He has served as Director on both private and public company Boards over the last 20 years.

Lawrence W. Getlin, JD, elected Director in June 2011.  Mr. Getlin served as Senior Vice President of Corporate Compliance, Legal and Quality at American Medical Systems from June of 2006 to April of 2010, and previously as its Vice President of Regulatory, Clinical Affairs and Quality Systems for 15 years.  Before joining American Medical Systems he directed U.S. and international regulatory approval programs and GMP compliance initiatives at the Pharmaseal Division of Baxter Healthcare for over 14 years.  Mr. Getlin has contributed to the revised and restated AdvaMed Code of Ethics on Interactions with Health Care Professionals.  He is currently a member of the St. Cloud State University Regulatory Affairs and Services and Applied Clinical Research Master of Science Industry Advisory Board.  He is a member of the California State Bar Association, American Bar Association, Health Law Section and the Regulatory Affairs Professional Society (RAPS).

Mr. Getlin has extensive experience in regulatory and clinical affairs and FDA compliance programs.  We believe this experience and the relationships he has established within the FDA and in the medical device industry will be important to us as we pursue FDA clearances and establish the internal compliance programs required to enter the market.

David F. Koenig, Director since 2004.   Mr. Koenig served as a director of our predecessor company, ProUroCare Inc. (“PUC”), from 1999 until April 2004, when he became a director of the Company upon the merger of PUC with an acquisition subsidiary of the Company (the “Merger”).  From 1996 to 2005, Mr. Koenig was the Executive Vice President and Chief Operating Officer of Solar Plastics, Inc., a manufacturer of custom rotationally molded plastic parts.  Mr. Koenig is Chairman of the Compensation Committee.

Mr. Koenig has valuable experience in raising funds with both private and institutional investors, in commercial banking relationships and deal structuring and in strategic business planning. All of these functions are of particular importance to the Company at its current stage.

Robert J. Rudelius, Director since 2007.  Since 2003, Mr. Rudelius has been the Managing Director and CEO of Noble Ventures, LLC, a company he founded, providing advising and consulting services to early-stage companies in the information technology, renewable energy and loyalty marketing fields.  Mr. Rudelius is also the Managing Director and CEO of Noble Logistics, LLC, a holding company he founded in 2002 to create, acquire and grow a variety of businesses in the freight management, logistics and information technology industries.  Mr. Rudelius is currently a member of the board of directors of LecTec Corporation, an intellectual property (“IP”) licensing and holding company.  Mr. Rudelius is the Chairman of the Governance and Nominating Committee and is a member of the Audit Committee.

Mr. Rudelius' experience launching several new ventures combined with 25 years of experience leading information technology companies and consulting on IT/systems matters for global companies provides a valued perspective to the Board.

Scott E Smith, Director since 2006. Mr. Smith currently serves as the Managing Director for Adams Harris, a consulting & professional services firm specializing in the areas of internal audit, accounting and finance, corporate tax, and technology process and controls; providing consulting, co-sourcing, out-sourcing, and project management solutions. He was previously employed by F-2 Intelligence Group (“F2”), a company engaged in providing critical insights to multinational corporations and private equity clients on a broad range of strategic issues. From 2004 to 2008, Mr. Smith served as F2’s Regional Director of Sales for Private Equity, where he advised private equity firms on market and competitive intelligence issues. Prior to joining F2, Mr. Smith was employed by Arthur Andersen for 23 years and served the last 10 years as an audit partner.  Mr. Smith is a Certified Public Accountant and a Certified Management Accountant. Mr. Smith is Chairman of the Audit Committee and a member of the Compensation Committee.

We believe Mr. Smith’s expertise gained through 23 years of experience in public accounting (including 10 years as an audit partner at Arthur Andersen) is invaluable to the Company.  Mr. Smith provides leadership and guidance on the Company’s accounting and financial reporting issues.

There are no family relationships among our executive officers or directors.

Director Compensation

Each of our non-employee directors earns $10,000 per year for services to the Company.  The chairpersons of our Compensation and Governance and Nominating Committees receive $750 per committee meeting up to a maximum of $3,000 per year.  Non-chair committee members of those committees receive $500 per meeting, up to an annual maximum of $2,000.  The chairperson of the Audit Committee receives $750 per committee meeting, up to a maximum of $6,000 per year, while other members of the Audit Committee receive $500 per meeting up to a maximum of $4,000 per year.

Effective June 27, 2011, non-employee directors receive, upon the director’s first joining the Board, a seven-year option to purchase that number of shares of the of the Corporations’ common stock equal to $25,000 divided by the closing fair market price of the Corporation’s common stock on the joining date, times the ratio determined by dividing the of number full months between the joining date and the date of the Corporation’s annual meeting by 12.  In addition, non-employee directors receive annually upon re-election to the Board a similar option to purchase $25,000 of the Corporation’s common stock.  All such options vest ratably over the 12-month period following issuance.

Prior to June 27, 2011, non-employee directors received non-qualified stock options upon election or appointment to the Board of Directors, and annually thereafter upon re-election to the Board of Directors by the Company’s shareholders, options to purchase a number of shares equal to $25,000 divided by the then current fair market price.  Options issued upon initial election to the board vested over a two year period, while options issued upon re-election were immediately vested.

On March 1, 2010, the Company granted 10,374 non-qualified stock options to each of Dr. Chambers and Mr. Davis upon their appointment to the Board of Directors.  The options vest ratably over two years of service and are exercisable for a period of seven years at an exercise price of $2.41 per share.  On August 10, 2010, the Company issued 14,535 non-qualified stock options to each of Dr. Chambers, Mr. Davis, Mr. Koenig, Mr. Smith and Mr. Rudelius upon their re-election to Board of Directors by the Company’s shareholders.  The options were fully vested upon issuance, expire seven years from the date of issuance and are exercisable at $1.72 per share.

Directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

The table below sets forth director compensation earned during 2010:

Name	Fees Earned or Paid in Cash	Stock Awards(4)	Option Awards(5)	Total
Michael Chambers	$0	$9,833	$39,768	$49,601
James Davis	$0	$7,833	$39,768	$47,601
David Koenig(1)	$0	$14,500	$19,332	$33,832
Scott Smith(2)	$0	$18,000	$19,332	$37,332
Robert Rudelius(3)	$0	$15,500	$19,332	$34,832

(1)	Chairman of the Compensation Committee.

(2)	Chairman of the Audit Committee.

(3)	Chairman of the Governance and Nominating Committee.

(4)
The Board of Directors elected to receive shares of our common stock in lieu of cash for directors’ fees for 2010.  Shares issued in lieu of cash for directors’ fees for 2010 were as follows:  Michael Chambers – 7,582; James Davis – 4,920; David Koenig – 11,237; Scott Smith – 12,747: and Robert Rudelius –  10,813.  The reported stock awards include shares earned during the year ended December 31, 2010 and issued on February 8, 2011.

(5)
The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the years ended December 31, 2010 as determined using the Black-Scholes pricing model. See Notes 1(i) and 13(j) to the Consolidated Financial Statements for the  year ended December 31, 2010 included in Part II, Item 8 of our Annual Report on Form 10-K for the material terms of stock option grants.  As of December 31, 2010, Dr. Chambers and Mr. Davis each held 24,909 stock options, Mr. Koenig held 67,535 stock options and Mr. Smith and Mr. Rudelius each held 69,535 options.

Executive Compensation and Other Information

Current Executive Officers:

Richard C. Carlson, Chief Executive Officer.  See “Election of Directors (Proposal One)” above.

Richard B. Thon, Chief Financial Officer.  Dick has been ProUroCare’s CFO since 2002. He has held senior financial management roles in a variety of companies including Sanofi Diagnostics Pasteur, Chdiagnostics, MEDgenesis, Instant Web Companies, Data Med Clinical Support Services, and Control Data, and has Big-4 public accounting experience. Mr. Thon has a BBA in Accounting from the University of Michigan and an MBA in Finance from the University of Wisconsin.  Age: 55.

The following table sets forth the compensation earned for services rendered in all capacities by our Chief Executive Officer and Chief Financial Officer. There were no other executive officers or other individuals who earned more than $100,000 during 2010. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

Name and Position	Year	Salary	Bonus(2)	Option Awards (3)	All Other Compen- sation (4)	Total
Richard Carlson (1)	2010	$174,600	$14,086	$0	$2,463	$191,149
Chief Executive Officer	2009	$150,000		$20,000	$249,700	$421,807
and Acting Chairman of the Board
Richard Thon	2010	$133,015	$23,367	$0	$8,185	$164,567
Chief Financial Officer	2009	$133,015	$20,000	$103,200	$8,185	$264,400

(1)	All compensation Mr. Carlson earned is related to his duties as an officer.

(2)	Bonus amounts in 2010 represent amounts paid to our officers for additional income taxes they incurred when significant amounts of their salary earned in 2006 and 2007 were deferred to 2008 and 2009.

(3)
The amount in the Option Awards column represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for stock options granted during the years ended December 31, 2010 and 2009, as determined using the Black-Scholes pricing model. See Notes 1(i) and 15(j) to the Consolidated Financial Statements for the year ended December 31, 2009 included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2009 and Notes 1(i) and 13(j) to the Consolidated Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2010 for the material terms of stock option grants.

(4)
Other compensation represents insurance premiums paid by us with respect to term life insurance and long-term care polices for the benefit of the executive. There is no cash surrender value associated with the policies.

Outstanding Equity Awards at December 31, 2010

No stock options or stock-appreciation rights were exercised by our Named Executive Officers during 2010, and no stock appreciation rights were outstanding at the end of 2010. The table below sets forth outstanding but unexercised options of our Named Executive Officers as of December 31, 2010.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price	Option Expiration Date
Richard Carlson	10,000	—		—		$5.00	February 1, 2017
	50,000	20,000	(2)	—		$1.00	July 11, 2015
	100,000	—		—		$0.85	March 3, 2016
	—	—		150,000	(3)	$1.50	September 29, 2016

Richard Thon	—	—		5,000	(3)	$7.50	March 1, 2011
	3,000	—		—		$11.33	April 18, 2012
	26,666	8,334	(2)	—		$1.00	July 11, 2015
	45,000	—		—		$0.85	March 3, 2016
	—	—		60,000	(3)	$1.50	September 29, 2016

(1)
See Notes 1(i) and 14(j) to the Consolidated Financial Statements for the year ended December 31, 2010 included in Part II, Item 8 in our Annual Report on Form 10-K for the material terms of stock option grants.

(2)	Shares vested on July 1, 2011.

(3)	Equity Incentive Plan awards will vest upon the Company securing FDA market clearance of its ProUroScan System.

Employment Agreements and Other Executive Compensation Matters

On May 3, 2011, the Company established a bonus plan for its Chief Executive Officer, Richard Carlson and its Chief Financial Officer, Richard Thon.  The plan has both cash and stock option components.

Under the cash component of the plan, Mr. Carlson and Mr. Thon will be paid cash awards of 25% and 15% of their base salary, respectively, upon achievement of specific Company and individual performance objectives.  The plan allows the Company’s Compensation Committee to award, at its discretion, increased cash awards of up to 40% and 25% of base salaries to Mr. Carlson and Mr. Thon, respectively, based on over achievement of the performance objectives or reduced or no awards based on underachievement.  The Company performance objectives for the cash awards include the achievement within nine months of the Company’s receipt of FDA clearance to sell the ProUroScan System in the U.S. of the following:

•	$500,000 in sales

•	The raising of $5 million in new funding

•	The execution of a corporate partner agreement

•	The filing of three new patent applications

In addition, individual objectives for Mr. Carlson include the initiation of new correlation clinical studies by at least three of the Company’s clinical advisory council members and the addition of two new board members, both to be accomplished with three months of the Company’s receipt of FDA clearance.  Individual objectives for Mr. Thon include the installation of a new accounting system, successful establishment of XBRL reporting, and the establishment of a competitive employee benefits package.

Under the stock option portion of the plan, the Company issued 150,000 and 90,000 seven-year stock options to acquire shares of the Company’s common stock at a price of $0.975 per share to Mr. Carlson and Mr. Thon, respectively.  The options will vest in the amounts indicated below upon achievement of the following objectives within nine months of the Company’s receipt of FDA clearance to sell the ProUroScan System in the U.S.:

•	25% vesting - $500,000 in sales

•	30% vesting - The raising of $5 million in new funding

•	30% vesting - The execution of a corporate partner agreement

•	15% vesting - The filing of three new patent applications

On May 5, 2011, the Company entered into change of control agreements with Mr. Carlson and Mr. Thon.  Under the terms of the change of control agreements, within a one-year period following a “change in control” of the Company, upon termination without cause, a material reduction in salary, unacceptable demotion or reduction in responsibilities or a relocation of more than 100 miles, each executive will receive as severance, six months of base salary plus one month of base salary for each year of service (up to a maximum of 12 months of base salary), and immediate vesting of all unvested stock options.

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL TWO)

Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors has appointed Baker Tilly as our independent registered public accounting firm for the 2011 fiscal year. Although not legally required to do so, the Audit Committee and the full Board of Directors wishes to submit the appointment of Baker Tilly for stockholder ratification at the Annual Meeting.  Representatives of Baker Tilly are expected to be present at the Annual Meeting to answer your questions and to make a statement if they desire to do so.

If the stockholders fail to ratify the appointment of Baker Tilly, the Audit Committee shall meet and may reconsider its selection, but it is not legally required to do so. Notwithstanding the proposed ratification of the appointment of Baker Tilly by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

The Board of Directors recommends that you vote FOR ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2011.  Proxies will be voted FOR ratifying this appointment unless a contrary choice is specified.

Relationship with Independent Registered Public Accounting Firm

Baker Tilly has acted as the Company’s independent registered public accounting firm since 2004 and has been selected by the Audit Committee to serve in the same capacity for fiscal 2011.

Fees of Independent Public Accountants

The following is an explanation of the fees billed to the Company by Baker Tilly for professional services rendered for the fiscal years ended December 31, 2010 and 2009, which totaled $89,395 and $100,056, respectively.

Audit Fees. Audit fees consist of fees billed by Baker Tilly for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports.  Audit fees were $77,190 and $77,041 for the years ended December 31, 2010 and 2009, respectively.

Tax Fees. Tax fees consist of fees billed by Baker Tilly for professional services for tax compliance, tax advice and tax planning. Tax fees were $2,145 and $2,060 for the years ended December 31, 2010 and 2009, respectively.

All Other Fees.  Other fees consist of fees billed by Baker Tilly for professional services rendered for the review of private placement memorandums and registration statement filings on Form S-1, Form S-3 and Form S-8.  Other fees were $10,060 and $20,955 for the years ended December 31, 2010 and 2009, respectively.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accounting firm.  The Audit Committee has established a policy for pre-approving the services provided by our independent registered public accounting firm in accordance with the auditor independence rules of the SEC.  This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent registered public accounting firm and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent registered public accounting firm and the related estimated fees for such services, as well as the nature and extent of specific types of audit related, tax and other non-audit services to be provided by our independent registered public accounting firm.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year.  The Audit Committee has delegated to each of its members pre-approval authority between meetings of the Audit Committee.  The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent registered public accounting firm

All of the services provided by our independent registered public accounting firm in fiscal 2010 and 2009 were approved by the Audit Committee under its pre-approval policies.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Any stockholder who desires to submit a proposal for action by the stockholders at our 2012 Annual Meeting must submit such proposal in writing to our Secretary, David F. Koenig, by March 8, 2012 to have the proposal included in our proxy statement for the meeting.  Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Rule 14a-4 promulgated under the Exchange Act governs our use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify the company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter.  With respect to our 2012 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by May 22, 2012, the management proxies will be allowed to use their discretionary authority as outlined above.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy statements and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of these documents and wish to receive only one, please contact us in writing at ProUroCare Medical Inc., Attention: Chief Financial Officer, 6440 Flying Cloud Dr., Suite 101, Eden Prairie, MN 55344, or by telephone at (952) 476-9093. We will deliver promptly upon written or oral request a separate copy of our proxy statement and annual report to a stockholder at a shared address to which a single copy of such documents was delivered.

OTHER MATTERS

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

July 6, 2011

PROUROCARE MEDICAL INC.
6440 Flying Cloud Dr., Suite 101
Eden Prairie, Minnesota 55344

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 9, 2011

The stockholder(s) hereby appoints Richard C. Carlson and David F. Koenig, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of ProUroCare Medical Inc. to be held at the offices of Fredrikson & Byron, 4000 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota, 55402 at 3:30 p.m. local time on August 9, 2011, and at any and all adjournments thereof, as specified below on the matters referred to and in their discretion upon any other matters brought before the meeting, with all the powers which the undersigned would possess if personally present.

The stockholder(s) hereby revoke(s) all previous proxies relating to the shares covered hereby and acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Annual Meeting of Stockholders.

The Board of Directors recommends that you vote FOR each of the following:

1.	To elect as Directors of ProUroCare Medical Inc. the nominees listed below:

For	Withhold	For All	To withhold authority to vote, mark “For All Except” and
All	All	Except	write the nominee’s number on the line below:
☐	☐	☐

Nominees:
(1) Richard C. Carlson
(2) Michael Chambers
(3) James L. Davis
(4) Lawrence W. Getlin
(5) David F. Koenig
(6) Robert J. Rudelius
(7) Scott E. Smith

2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as independent registered public accounting firm of the Company for 2011.

☐  FOR  ☐  AGAINST   ☐  ABSTAIN

Dated:	______________________, 2010
Signature:
Signature:

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.